UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

CATERPILLAR INC.

(Exact name of registrant as specified in its charter)

Delaware	1-768	37-0602744
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

5025 N. O’Connor Boulevard
Suite 100, Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 891-7700

Former name or former address, if changed since last report: N/A

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange which registered
Common Stock ($1.00 par value)	CAT	The New York Stock Exchange
5.3% Debentures due September 15, 2035	CAT35	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 14, 2023, Caterpillar Inc. (the “Company”) held a virtual 2023 Annual Shareholders Meeting (the “Annual Meeting”), whereupon the Company’s shareholders approved the Caterpillar Inc. 2023 Long-Term Incentive Plan (the "Plan"). The Plan was previously approved by the Company’s Board of Directors, subject to shareholder approval, and became effective as of such shareholder approval. A description of the material features of the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 1, 2023 (the “Proxy Statement”) under the heading “Proposal 5 – Approval of Caterpillar Inc. 2023 Long-Term Incentive Plan,” which is incorporated herein by reference. The description of the Plan incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is included as Appendix A to the Proxy Statement and incorporated by reference as Exhibit 10.1 to this Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

Set forth below are the voting results for each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting.

Proposal 1 - Company Proposal - Election of Directors

All nominees for election to the Company’s Board of Directors named in the Proxy Statement were elected, each to a one-year term, with the following vote:

Director	For	Against	Abstain	Broker Non-Votes
Kelly A. Ayotte	337,153,577	26,152,270	1,006,370	77,106,982
David L. Calhoun	346,579,592	16,528,916	1,203,075	77,106,982
Daniel M. Dickinson	338,028,087	25,088,162	1,195,968	77,106,982
James C. Fish, Jr.	359,142,893	3,419,332	1,749,992	77,106,982
Gerald Johnson	352,698,931	10,450,262	1,163,025	77,106,982
David W. MacLennan	352,864,097	10,238,729	1,209,391	77,106,982
Judith F. Marks	357,546,076	4,757,086	2,009,055	77,106,982
Debra L. Reed-Klages	351,717,023	11,231,803	1,363,391	77,106,982
Susan C. Schwab	347,508,232	15,859,588	944,396	77,106,982
D. James Umpleby III	340,583,197	22,564,980	1,164,040	77,106,982
Rayford Wilkins, Jr.	351,375,110	11,855,308	1,081,800	77,106,982

Proposal 2 - Company Proposal - Ratification of Independent Registered Accounting Firm

The proposal requesting ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023 was approved with the following vote:

For	Against	Abstain
422,584,139	17,764,420	1,070,640

Proposal 3 - Company Proposal - Advisory Vote on Executive Compensation

The proposal requesting that the shareholders of the Company approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
337,625,659	24,751,142	1,935,416	77,106,982

Proposal 4 - Company Proposal - Advisory Vote on the Frequency of Executive Compensation Votes

The proposal requesting that the shareholders of the Company approve executive compensation, on an advisory basis, every one, two or three years received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
354,150,471	1,253,898	7,540,750	1,367,098	77,106,982

Consistent with a majority of votes cast with respect to this proposal and with the recommendation of the Board of Directors, the Company will hold a shareholder advisory vote on executive compensation annually until the next required vote on the frequency of shareholder votes on executive compensation.

Proposal 5 – Company Proposal – Approval of Caterpillar Inc. 2023 Long-Term Incentive Plan

The proposal requesting that the shareholders of the Company approve the Plan was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
343,730,656	18,868,155	1,708,848	77,106,982

Proposal 6 - Shareholder Proposal - Report on Corporate Climate Lobbying in Line with Paris Agreement

The proposal requesting that the Board of Directors issue a report describing if, and how, Company lobbying and policy influence activities align with the goal of the Paris Agreement to limit average global warming was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
102,172,952	257,373,570	4,765,695	77,106,982

Proposal 7 - Shareholder Proposal - Lobbying Disclosure

The proposal requesting the Board of Directors annually provide additional disclosure on the Company’s direct and indirect lobbying and grassroots policy and procedures, payments and decision-making processes was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
105,105,356	254,563,554	4,643,307	77,106,982

Proposal 8 - Shareholder Proposal - Report on Activities in Conflict-Affected Areas

The proposal requesting that the Company report on business activities in conflict-affected and high-risk areas was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
51,666,560	307,250,497	5,395,160	77,106,982

Proposal 9 - Shareholder Proposal - Civil Rights, Non-Discrimination and Return to Merits Audit

The proposal requesting that the Board of Directors commission an audit analyzing the impacts of the Company’s Diversity, Equity & Inclusion policies was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
6,236,964	353,646,222	4,429,032	77,106,982

Item 7.01 Regulation FD Disclosure

On June 14, 2023, the Board of Directors declared a quarterly cash dividend of one dollar and thirty cents ($1.30) per share of Company common stock, payable on August 18, 2023 to shareholders of record at the close of business on July 20, 2023. The per share dividend of $1.30 is an increase of ten cents from the previous quarterly dividend of $1.20 per share. On the same date, the Company issued a press release announcing the dividend increase. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1 is being furnished in accordance with the provisions of General Instructions B.2 of Form 8-K.

Item 9.01	Financial Statements and Exhibits

 (d) Exhibits.

Exhibit
Number	Description

10.1	Caterpillar Inc. 2023 Long-Term Incentive Plan
99.1	Caterpillar Inc. press release dated June 14, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATERPILLAR INC.

June 20, 2023	By:	/s/ Suzette M. Long
Suzette M. Long Chief Legal Officer and General Counsel